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                                                                    EXHIBIT 10.9

                        NEW CENTURY FINANCIAL CORPORATION

                             1995 STOCK OPTION PLAN

                       (Amended and Restated May 30, 1997)

      Composite Plan document reflecting Amendments to the Plan approved by shareholders on May 18, 1998, May 17, 1999, May 15, 2000, May 15,
       2001, May 7, 2002, and May 21, 2003, Amendments approved by the
           Board of Directors on November 29, 2000 and March 26, 2002, and the Company's 2003 stock dividend.

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                                TABLE OF CONTENTS

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                                                                                                PAGE

I.          THE PLAN..............................................................................1

      1.1                Purpose..................................................................1

      1.2                Administration...........................................................1

      1.3                Participation............................................................2

      1.4                Shares Available Under the Plan..........................................2

      1.5                Grant of Awards..........................................................2

      1.6                Exercise of Awards.......................................................3

      1.7                No Transferability; Limited Exception to Transfer Restrictions...........3

II.         OPTIONS...............................................................................4

      2.1                Grants...................................................................4

      2.2                Option Price.............................................................4

      2.3                Option Period............................................................5

      2.4                Exercise of Options......................................................5

      2.5                Limitations on Grant of Incentive Stock Options..........................5

      2.6                Non-Employee Director Options............................................6

      2.7                No Repricing.............................................................8

III.        STOCK APPRECIATION RIGHTS.............................................................8

      3.1                Grants...................................................................8

      3.2                Exercise of Stock Appreciation Rights....................................8

      3.3                Payment..................................................................9

IV.         RESTRICTED STOCK AWARDS..............................................................10

      4.1                Grants..................................................................10

      4.2                Restrictions............................................................10

V.          PERFORMANCE SHARE AWARDS.............................................................10

      5.1                Grants of Performance Share Awards......................................10

      5.2                Grants of Performance-Based Share Awards................................11
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                                TABLE OF CONTENTS
                                   (continued)

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                                                                                                PAGE
VI.         OTHER PROVISIONS.....................................................................12

      6.1                Rights of Eligible Employees, Participants and Beneficiaries............12

      6.2                Adjustments Upon Changes in Capitalization..............................13

      6.3                Termination of Employment...............................................14

      6.4                Acceleration of Awards..................................................16

      6.5                Government Regulations..................................................16

      6.6                Tax Withholding.........................................................16

      6.7                Amendment, Termination and Suspension...................................17

      6.8                Privileges of Stock Ownership...........................................18

      6.9                Effective Date of the Plan..............................................18

      6.10               Term of the Plan........................................................18

      6.11               Governing Law...........................................................18

      6.12               Plan Construction.......................................................18

      6.13               Non-Exclusivity of Plan.................................................19

VII.        DEFINITIONS..........................................................................19

      7.1                Definitions.............................................................19
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                                      -ii-

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                        NEW CENTURY FINANCIAL CORPORATION
                             1995 STOCK OPTION PLAN
                       (Amended and Restated May 30, 1997)

      Composite Plan document reflecting Amendments to the Plan approved by shareholders on May 18, 1998, May 17, 1999, May 15, 2000, May 15, 2001,
     May 7, 2002, and May 21, 2003, Amendments approved by the Board of
               Directors on November 29, 2000 and March 26, 2002,
                     and the Company's 2003 stock dividend.

I.      THE PLAN.

        1.1     PURPOSE.

        The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms are defined in Article VII.

        1.2     ADMINISTRATION.

                (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

                (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan, to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum term of such Awards required by Section 2.3 or applicable law, and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

                (c) Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

                (d) In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary, the Board or the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted.

                (e) Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

        1.3     PARTICIPATION.

        Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

        1.4     SHARES AVAILABLE UNDER THE PLAN.

        Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options) granted under this Plan shall not exceed 9,750,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under the Plan is 9,750,000 shares. The maximum number of shares that may be subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall not exceed 750,000 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or be cancelled or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

        1.5     GRANT OF AWARDS.

        Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares

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of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

        1.6     EXERCISE OF AWARDS.

        An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

        1.7     NO TRANSFERABILITY; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS.

                (a) Unless otherwise expressly provided below (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

                (b) The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than minimal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

                (c) The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

                        (i)     transfers to the Company;

                        (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

                        (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee;

                        (iv) if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his legal representative;

                        (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

II.     OPTIONS.

        2.1     GRANTS.

        One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that consultants or advisors may not be granted Incentive Stock Options under the Plan.

        2.2     OPTION PRICE.

                (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

                (b) In addition to the payment methods described in subsection
        (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

        2.3     OPTION PERIOD.

        Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

        2.4     EXERCISE OF OPTIONS.

                (a) Subject to Sections 6.2 and 6.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

                (b) The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

        2.5     LIMITATIONS ON GRANT OF INCENTIVE STOCK OPTIONS.

                (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

                (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

                (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

        2.6     NON-EMPLOYEE DIRECTOR OPTIONS.

                (a) Participation. Options under this Section 2.6 shall be granted only to Non-Employee Directors. Options granted pursuant to this
        Section 2.6 will be evidenced by Award Agreements the forms of which have been approved by the Board. Option grants contemplated by this
        Section 2.6 shall be made without any further action by the Board or the Committee.

                (b) 2001 Option Grants. Upon the date of the Company's annual meeting of stockholders in 2001, each Non-Employee Director then in office (or elected to office at such meeting) who continues as a Non-Employee Director after such meeting shall automatically be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such meeting) to purchase 25,000 shares of Common Stock.

                (c) Initial Option Grants. Upon an individual's initial election to the Board as a Non-Employee Director (or initial appointment to the Board as a Non-Employee Director), such Non-Employee Director shall automatically be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such election or appointment) to purchase 22,500 shares of Common Stock. Notwithstanding the foregoing, a Non-Employee Director whose initial election or appointment to the Board as a Non-Employee Director occurs in 2001 and on or before the date of the Company's annual meeting of stockholders in 2001 shall be eligible to be granted an Option under Section 2.6(b) but shall not be granted an Option under this Section 2.6(c) (or the predecessor provision to this Section 2.6(c)).

                (d) Annual Option Grants. Each Non-Employee Director then continuing in office shall automatically be granted on the day of the Company's annual stockholders meeting in each year during the term of this Plan commencing in 2002 a Nonqualified Stock Option (the Award Date of which shall be the date of such meeting) to purchase 15,000 shares of Common Stock. Notwithstanding the foregoing, a Non-Employee Director shall not be granted an Option under this Section 2.6(d) if, during the same calendar year, he or she had been granted or is then entitled to an Option grant under Section 2.6(b) or under Section 2.6(c) (or the predecessor provision to Section 2.6(c)).

                (e) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

                (f) Option Period. Each Option granted under this Section 2.6 and all rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

                (g) Exercise of Options. Except as otherwise provided in the applicable Award Agreement and Sections 2.6(h) and 2.6(i), each Option granted under this Section 2.6 shall become exercisable according to the following schedule: (i) one-third of the total number of shares subject to the Option shall become exercisable on the May 1 that occurs in the first calendar year following the calendar year in which the Award Date occurs, (ii) an additional one-third of the total number of shares subject to the Option shall become exercisable on the May 1 that occurs in the second calendar year following the calendar year in which the Award Date occurs, and (iii) the remaining number of shares subject to the Option shall become exercisable on the May 1 that occurs in the third calendar year following the calendar year in which the Award Date occurs.

                (h) Termination of Directorship. If a Non-Employee Director Participant's services as a member of the Board terminate, each Option granted pursuant to this Section 2.6 to such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, either the Board or the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Board or the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for six months after the date of such termination or the balance of such Option's term, whichever period is shorter.

                (i) Acceleration Upon an Event. Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under this Section
        2.6 and then outstanding shall become exercisable in full.

                (j) Adjustments. The specific numbers of shares stated in Sections 2.6(b), 2.6(c) and 2.6(d) and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

                (k) Prior Option Grants. Options granted under this Section 2.6 prior to the amendment of this Section 2.6 in 2001 shall be governed by the provisions of this Section 2.6 as in effect on the Award Date of the respective Option.

                (l) Limits. Option grants under this Section 2.6 that would otherwise exceed the maximum number of shares otherwise available for Award grants under this Plan shall be prorated within such limitation.

        2.7     NO REPRICING.

        Subject to Section 1.4 and Section 6.7 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise price, the number of shares subject to or the term of, an Option granted under this Plan by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means; provided, however, that no such amendment or other action (other than adjustments contemplated by Section 6.2) shall constitute or result in a repricing of an outstanding Option to a per share exercise price that is less than the Fair Market Value of a share of Common Stock on the original Award Date of the initial Option at issue without stockholder approval of such amendment or other action.

III.    STOCK APPRECIATION RIGHTS.

        3.1     GRANTS.

        In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

        3.2     EXERCISE OF STOCK APPRECIATION RIGHTS.

                (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

                (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

                (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

                (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement.

        3.3     PAYMENT.

                (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

                        (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                        (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

                (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

                (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date

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

        of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

IV.     RESTRICTED STOCK AWARDS.

        4.1     GRANTS.

        Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

        4.2     RESTRICTIONS.

                (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

                (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

                (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

V.      PERFORMANCE SHARE AWARDS.

        5.1     GRANTS OF PERFORMANCE SHARE AWARDS.

        The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock (if any) subject to the Performance Share Award, the price, if any, to be paid for any such shares by the Participant and the conditions upon which payment or issuance to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to a Performance Share Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award in the event of the Participant's death, Retirement, or Total Disability, an Event or in such other circumstances as the Committee, consistent with Section 6.12, may determine.

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        5.2     GRANTS OF PERFORMANCE-BASED SHARE AWARDS.

        Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as "Qualifying Options" or "Qualifying Stock Appreciation Rights," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of Cash-Based Awards, restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability, or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company or a consolidated segment, subsidiary, or division of the Company, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

                (a) The eligible class of persons for Performance-Based Awards under this Section shall be executive officers of the Company.

                (b) The applicable performance goals for Performance-Based Awards (other than Qualifying Options) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance targets(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

                (c) Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Awards qualified as Performance-Based Awards to any Participant in any calendar year shall not exceed 750,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in any calendar year in respect of any Cash-Based Awards granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

                (d) Before any Performance-Based Award under this Section 5.2 is paid (other than a Qualifying Option or Qualifying Stock Appreciation Right), the Committee must certify in writing that the Performance Goals and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) with respect to an Event in accordance with Section 6.4.

                (e) The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this
        Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

                (f) In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with the regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

VI.     OTHER PROVISIONS.

        6.1     RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.

                (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

                (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or a Subsidiary or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company or a Subsidiary to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

                (c) Options payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company (or any Subsidiary) and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

        6.2     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

                (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of Awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

                (c) In adjusting Awards to reflect the changes described in this
        Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

        6.3     TERMINATION OF EMPLOYMENT.

                (a) If the Participant's service to or employment by the Company and its Subsidiaries terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, thirty days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

                (b) If the Participant's service to or employment by the Company and its Subsidiaries terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 3 months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

                (c) If the Participant's service to or employment by the Company and its Subsidiaries terminates as a result of death while the Participant is rendering services to the Company (or a Subsidiary) or is employed by the Company (or a Subsidiary) or during the 3 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 3 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

                (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the

        Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with
        Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

                (e) In the event of termination of services to or employment with the Company and its Subsidiaries for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

                (f) In the event of termination of services to or employment with the Company and its Subsidiaries for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

                (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

                (h) Upon forfeiture of a Restricted Stock Award pursuant to this
        Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

        6.4     ACCELERATION OF AWARDS.

                (a) Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those selected Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

                (b) If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.4(a) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2 that the Corporation does not survive, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee pursuant to Section 6.2(b) for the survival, substitution, exchange or other settlement of such Option or right.

        6.5     GOVERNMENT REGULATIONS.

        This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

        6.6     TAX WITHHOLDING.

                (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of
        Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award the Company shall have the right at its option to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding.

                (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company or a Subsidiary may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection
        (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

        6.7     AMENDMENT, TERMINATION AND SUSPENSION.

                (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

                (b) If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law or deemed necessary or desirable by the Board, by a majority of the shareholders.

                (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

        6.8     PRIVILEGES OF STOCK OWNERSHIP.

        Except as otherwise expressly authorized by the Committee or under this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

        6.9     EFFECTIVE DATE OF THE PLAN.

        This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

        6.10    TERM OF THE PLAN.

        Unless previously terminated by the Board, this Plan shall terminate ten years after the Effective Date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

        6.11    GOVERNING LAW.

        This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

        6.12    PLAN CONSTRUCTION.

                (a) It is the intent of the Company that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

                (b) It is the further intent of the Company that Options and Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 16 of the

        Exchange Act shall qualify as performance-based compensation under
        Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

        6.13    NON-EXCLUSIVITY OF PLAN.

        Nothing in this plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.

VII.    DEFINITIONS.

        7.1     DEFINITIONS.

                (a) "Award" means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Performance-Based Award.

                (b) "Award Agreement" means a written agreement setting forth the terms of an Award.

                (c) "Award Date" means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such Section 2.6.

                (d) "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

                (e) "Board" means the Board of Directors of the Company.

                (f) "Cash-Based Awards" mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have derived the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

                (g) "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time the Award is granted.

                (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                (i) "Commission" means the Securities and Exchange Commission.

                (j) "Committee" means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to
        Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and (ii) in respect of any transaction at a time when the affected Participant may be subject to
        Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

                (k) "Common Stock" means the Common Stock of the Company.

                (l) "Company" means New Century Financial Corporation, a Delaware corporation, and its successors.

                (m) "Director" means member of the board of Directors of the Company or any person performing similar functions with respect to the Company.

                (n) "Earnings Per Share" shall mean earnings per share of Common Stock on a fully diluted basis determined by dividing (i) net earnings, less dividends on any preferred stock of the Company, by (ii) the weighted average number of common shares and common share equivalents outstanding.

                (o) "Eligible Employee" means (i) an officer or key employee of the Company or a Subsidiary and (ii) any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

                (p) "Event" means any of the following:

                        (i) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

                        (ii) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

                        (iii) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

                (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (r) "Fair Market Value" means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

                (s) "Gain on Sale of Loans" means the total gain recognized on loans sold through whole loan transactions or through securitizations, net of premiums paid to acquire such loans and net of expenses associated with the sale of such loans, as reported in the Company's quarterly and/or annual financial statements.

                (t) "Incentive Stock Option" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                (u) "Loan Production Volume" means loans funded during any given period as reported in the Company's quarterly and/or annual financial statements.

                (v) "Loan Quality" means the number of loans originated in accordance with the Company's underwriting policies and procedures and is measured as loans sold, either individually, through bulk sales transactions, or through securitizations, at a premium price as a percentage of total loans sold, based on information as reported in the Company's quarterly and/or annual financial statements.

                (w) "Non-Employee Director" means a member of the Board who is not an officer or employee of the Company or a Subsidiary.

                (x) "Non-Employee Director Participant" means a Non-Employee Director who has been granted an Option under Section 2.6.

                (y) "Nonqualified Stock Option" means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

                (z) "Officer" means a president, vice-president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

                (aa) "Option" means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

                (bb) "Participant" means an Eligible Employee who has been granted an Award or a Non-Employee Director Participant.

                (cc) "Performance-Based Award" means an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

                (dd) "Performance Goal" shall mean Cash Flow, Earnings Per Share, Gain on Sale of Loans, Loan Production Volume, Loan Quality, Return on Equity, Total Stockholder Return, or any combination thereof.

                (ee) "Performance Share Award" means an award of a right to receive shares of cash or Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under
        Section 5.2, the issuance or payment of which is contingent upon, among other things, the attainment of performance objectives specified by the Committee.

                (ff) "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                (gg) "Plan" means the New Century Financial Corporation 1995 Stock Option Plan, as amended.

                (hh) "QDRO" means an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

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                (ii) "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

                (jj) "Restricted Stock Award" means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

                (kk) "Retirement" means retirement from employment by or providing services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

                (ll) "Return on Equity" means consolidated net income of the Company (less any preferred dividends), divided by the average consolidated common shareholders equity.

                (mm) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as amended from time to time.

                (nn) "Securities Act" means the Securities Act of 1933, as amended.

                (oo) "Stock Appreciation Right" means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3 (a).

                (pp) "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                (qq) "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

                (rr) "Total Stockholder Return" means, with respect to the Company or other entities (if measured on a relative basis), the (i) change in the market price of its Common Stock (as quoted on the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

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